UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2017

McCormick & Company, Incorporated

(Exact name of registrant as specified in its charter)

Maryland	001-14920	52-0408290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 Loveton Circle Sparks, Maryland		21152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 771-7301

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Term Loan Agreement

As previously reported, on July 18, 2017, McCormick & Company, Incorporated (“McCormick” or the “Company”) entered into a Stock Purchase Agreement (the “Acquisition Agreement”) with The R.T. French’s Food Group Limited, Reckitt Benckiser LLC (together with The R.T. French’s Food Group Limited, the “Sellers”) and Reckitt Benckiser Group plc to acquire (the “Acquisition”) 100% of the outstanding equity interests of each of (i) The French’s Food Company LLC, (ii) The French’s Food Company, Inc., (iii) The R.T. French’s Food Company Limited and (iv) Tiger’s Milk LLC (together, the “Acquired Business”). Item 1.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2017 contains additional details regarding the Acquisition, including a copy of the Acquisition Agreement which was included therewith.

In connection with the Acquisition, on August 7, 2017, the Company entered into a Term Loan Agreement (the “Term Loan Agreement”) with Bank of America, N.A., as administrative agent, and each lender party thereto (the “Term Lenders”) pursuant to which the Term Lenders committed to provide, subject to certain conditions, two tranches of senior unsecured term loans, each in an original aggregate principal amount of $750 million (for a total aggregate principal amount of $1.5 billion). The tranches will mature three years (the “Three Year Tranche”) and five years (the “Five Year Tranche”), respectively, from the date of funding (the “Term Loan Closing Date”).

The Term Loan Agreement contains various covenants, limitations and events of default customary for similar facilities for similarly rated borrowers, including a maximum total net leverage ratio and minimum interest coverage ratio.

The interest rate on the loans outstanding under the Term Loan Agreement is based on the Company’s non-credit enhanced senior unsecured long-term debt rating as determined by S&P Global Ratings and Moody’s Investor Service. The Company intends to use the proceeds of borrowings under the Term Loan Agreement to pay a portion of the purchase price of the Acquisition and to pay related fees and expenses.

The Company will pay a ticking fee that will accrue at a per annum rate equal to 0.125% of the aggregate amount of the unfunded commitments (as determined on a daily basis) during the period from and including August 7, 2017 to but excluding the Term Loan Closing Date or earlier termination in full or expiration in full of such commitments.

The outstanding principal amount of the Three Year Tranche is payable on the third anniversary of the Term Loan Closing Date. The outstanding principal amount of the Five Year Tranche is payable in equal quarterly installments in an amount equal to 2.5% of the initial principal amount of the Five Year Tranche, with the remaining balance payable on the fifth anniversary of the Term Loan Closing Date.

The funding of the loans under the Term Loan Agreement on the Term Loan Closing Date is subject to the conditions set forth in the Term Loan Agreement. Unless previously terminated, the commitment of each Term Lender will automatically terminate in full on the earlier of (i) 5:00 p.m., New York City time on January 22, 2018 (or, to the extent the End Date (as defined in the Acquisition Agreement as in effect on July 18, 2017) is extended pursuant to the second proviso of Section 10.01(a)(ii) of the Acquisition Agreement, April 20, 2018) (or such earlier date on which the Acquisition Agreement is terminated in accordance with its terms) and (ii) 11:59 p.m., New York City time on the Term Loan Closing Date (after giving effect to the borrowings under the Term Loan Agreement on such date).

In the ordinary course of their respective businesses, some of the agents and lenders under the Term Loan Agreement, or their affiliates, have performed, and may in the future perform, commercial banking, investment banking, advisory or other financial services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The foregoing description of the Term Loan Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the text of the Term Loan Agreement, which is attached as Exhibit 10.1 to this report and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

Offerings

On August 8, 2017, the Company entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule A thereto (the “Equity Underwriters”). Pursuant to the terms of the Equity Underwriting Agreement, the Underwriters agreed to purchase 5,524,862 shares of the Company’s common stock non-voting, no par value (the “Common Stock Non-Voting”), at a per share price to the public of $90.50 (the “Equity Offering”). The Company also granted the Equity Underwriters an option to purchase 828,729 additional shares (the “Option Shares”) of Common Stock Non-Voting, which the Equity Underwriters subsequently exercised in full. The Equity Offering, including the Option Shares, closed on August 11, 2017. The offer and sale of the Common Stock Non-Voting were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3ASR, as amended (No. 333-207757).

A copy of the Equity Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

On August 9, 2017, the Company entered into an underwriting agreement (the “Notes Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto (the “Notes Underwriters”). Pursuant to the terms of the Notes Underwriting Agreement, the Company agreed to sell to the Notes Underwriters $750,000,000 aggregate principal amount of its 2.700% Notes due 2022 (the “2022 Notes”), $700,000,000 aggregate principal amount of its 3.150% Notes due 2024 (the “2024 Notes”), $750,000,000 aggregate principal amount of its 3.400% Notes due 2027 (the “2027 Notes”) and $300,000,000 aggregate principal amount of its 4.200% Notes due 2047 (the “2047 Notes” and together with the 2022 Notes, 2024 Notes and 2027 Notes, the “Notes”). The offering of the Notes (the “Notes Offering”) closed on August 11, 2017. The offer and sale of the Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3ASR, as amended (No. 333-207757).

A copy of the Notes Underwriting Agreement is filed as Exhibit 1.2 to this report and incorporated by reference herein.

The Company intends to use the net proceeds from the Equity Offering and the Notes Offering to pay a portion of the purchase price of the Acquisition and to pay related fees and expenses.

Indenture and Notes

The Notes were issued pursuant to an Indenture, dated as of July 8, 2011 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee, pursuant to which the Company may issue an unlimited amount of debt securities from time to time in one or more series. A copy of the Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 8, 2011, and is incorporated by reference herein. A copy of the form of 2022 Notes is filed as Exhibit 4.2 to this report and is incorporated by reference herein. A copy of the form of 2024 Notes is filed as Exhibit 4.3 to this report and is incorporated by reference herein. A copy of the form of 2027 Notes is filed as Exhibit 4.4 to this report and is incorporated by reference herein. A copy of the form of 2047 Notes is filed as Exhibit 4.5 to this report and is incorporated by reference herein.

The 2022 Notes bear interest at the fixed rate of 2.700% per year and mature on August 15, 2022. The 2024 Notes bear interest at the fixed rate of 3.150% per year and mature on August 15, 2024. The 2027 Notes bear interest at the fixed rate of 3.400% per year and mature on August 15, 2027. The 2047 Notes bear interest at the fixed rate of 4.200% per year and mature on August 15, 2047. Interest on the Notes will be due semi-annually on February 15 and August 15 of each year, commencing on February 15, 2018. The Company may redeem the Notes, in whole or in part, at any time prior to their maturity at the redemption price described in the Notes. Additionally, at the option of the holders of the Notes, the Company may be required to repurchase all or a portion of the Notes of a holder upon the occurrence of a change of control, as defined in the Notes, at a price equal to 101% of their aggregate principal amount, plus accrued and unpaid interest, to the date of repurchase.

If the closing of the Acquisition has not occurred on or prior to (i) April 18, 2018, or (ii) if, prior to such date, the Acquisition Agreement is terminated, the Company will be obligated to redeem all of the Notes on the special mandatory redemption date at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to, but not including, the special mandatory redemption date.

The Notes may also be redeemed at the Company’s option, in whole but not in part, at any time before April 18, 2018, at a redemption price equal to 101% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest on the aggregate principal amount of the Notes being redeemed to, but excluding, the date of such redemption, if the Company determines, in its judgment, the Acquisition will not be consummated on or before April 18, 2018.

The Indenture provides, among other things, that the Notes will be unsecured obligations of the Company and rank equal in right of payment to all of the Company’s existing and future unsecured and unsubordinated debt.

The Indenture imposes certain limitations on the ability of the Company and its restricted subsidiaries, as defined in the Indenture, to create or incur liens and to enter into sale and leaseback transactions. The Indenture also imposes certain limitations on the ability of the Company to merge or consolidate with or into any other person or sell, transfer, assign, lease, convey or otherwise dispose of all or substantially all of the property of the Company in any one transaction or series of related transactions.

The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest, breach of covenants or other agreements in the Indenture, defaults in or failure to pay certain other indebtedness, and certain events of bankruptcy or insolvency.

Other material terms of the Notes and the Indenture are described in the prospectus supplement and the accompanying prospectus filed by the Company with the Commission on August 10, 2017.

The Company and its subsidiaries maintain ordinary banking and commercial relationships with the Trustee and its affiliates, for which the Trustee receives customary fees.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2017, between the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named in Schedule A thereto.

1.2	Underwriting Agreement, dated August 9, 2017, between the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule A thereto.

4.1	Indenture between the Company and U.S. Bank National Association, dated as of July 8, 2011 (incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K dated July 5, 2011, File No. 1-14920, as filed with the Securities and Exchange Commission on July 8, 2011).

4.2	Form of 2.700% Notes due 2022.

4.3	Form of 3.150% Notes due 2024.

4.4	Form of 3.400% Notes due 2027.

4.5	Form of 4.200% Notes due 2047.

5.1	Opinion of DLA Piper LLP (US) relating to the Common Stock Non-Voting.

5.2	Opinion of DLA Piper LLP (US) relating to the Notes.

5.3	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

10.1	Term Loan Agreement, dated August 7, 2017, by among the Company, Bank of America, N.A., as administrative agent, and the lenders party thereto.

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 5.2).

23.3	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.3).

Cautionary Note Concerning Forward-Looking Statements

Certain information contained herein and in the exhibits that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained in this Form 8-K include, without limitation, statements related to the planned Acquisition and the timing and financing thereof. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third party consents and approvals; failure to retain key management and employees of the Acquired Business; issues or delays in the successful integration of the Acquired Business’ operations with those of McCormick, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the Acquired Business’ business from the information technology systems of the Sellers to those of McCormick as well as risks associated with other integration or transition of the operations, systems and personnel of the Acquired Business, each, as applicable, within the term of the six-month post-closing transition services agreement between McCormick and the Sellers under the Acquisition Agreement; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the Acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in McCormick’s filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016.

Actual results could differ materially from those projected in the forward-looking statements. McCormick undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCORMICK & COMPANY, INCORPORATED

By:	/s/ Jeffery D. Schwartz
Jeffery D. Schwartz
Vice President, General Counsel & Secretary

Date: August 11, 2017